UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 28, 2007
Date of Report (Date of earliest event reported)

CLAYTON HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51846	20-2660764
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2 Corporate Drive
Shelton, Connecticut 06484
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (203) 926-5600

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)(1)                   On February 28, 2007, the Board of Directors of Clayton Holdings, Inc. (the “Company”) elected Michael Sonderby and David Gilbert as Directors of the Company.

(2)                                  There are no arrangements or understandings between either of Mr. Sonderby or Mr. Gilbert and any other persons pursuant to which either of such individuals was selected as a Director.

(3)                                  Mr. Sonderby has been appointed to serve on the Company’s Audit Committee of the Board of Directors.

(4)                                  Neither Mr. Sonderby nor Mr. Gilbert has had any transactions with the Company or its subsidiaries that are required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

(5)                                  In connection with their election and under the Company’s Non-Employee Directors’ Compensation Plan, each of Mr. Sonderby and Mr. Gilbert will receive an annual retainer of $30,000 and fees of $1,000 per Board meeting attended in person, $500 per Board meeting attended telephonically, and $500 per committee meeting attended in person or telephonically. In addition, pursuant to the Company’s 2006 Stock Option and Incentive Plan, each of Mr. Sonderby and Mr. Gilbert was granted 2,705 restricted Deferred Stock Units, and entered into the Deferred Stock Unit Award Agreement in the form previously filed with the Securities and Exchange Commission as Exhibit 10.2 to Current Report on Form 8-K (File No. 000-51846) on February 2, 2007, which Deferred Stock Units shall be fully vested on the anniversary date of grant, subject to service as a Director on such date.  Also in connection with their election, each of Mr. Sonderby and Mr. Gilbert entered into an Indemnification Agreement with the Company in the form previously filed with the Securities and Exchange Commission as Exhibit 10.18 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 (File No. 333-129526) on February 9, 2006.

Item 7.01               Regulation FD Disclosure.

On March 1, 2007, the Company issued a press release regarding the election of Michael Sonderby and David Gilbert as Directors of the Company.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

99.1                           Press Release issued by Clayton Holdings, Inc., dated March 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

CLAYTON HOLDINGS, INC.

March 1, 2007	By:	/s/ Frederick C. Herbst
	Name:	Frederick C. Herbst
	Title:	Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release issued by Clayton Holdings, Inc., dated March 1, 2007